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                                                                    Exhibit 99
                         MONTHLY SERVICERS CERTIFICATE
                         SERVICER:  NATIONSBANK, N.A.
                         NATIONSBANK AUTO TRUST 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995
(as amended and supplemented, the "Pooling and Servicing Agreement") between
NationsBank, N.A., NationsBank of Georgia,N.A. NationsBank of Florida, N.A., and
NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer"); and
Chemical Bank (as "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders' and the performance of the Trust.  The information with respect to the applicable
Distribution Date and Due Period is set forth below.
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    Collection Period				                                               Sep-96
    Determination Date				                                             10/7/96
    Deposit Date			                                                  	10/11/96
    Distribution Date			                                             	10/15/96

    Pool Balance on the close of the last day of the preceding
                       Collection Period	                    			690,376,150.94
    Less:	Principal Collections                               			31,118,330.40
   	Purchase Amount allocable to Principal			                             0.00
  	 Realized Losses 			                                             994,984.70
                                                               ---------------
    Pool Balance on the close of the last day of the
                 Collection Period 		               		          658,262,835.84
                                                               ===============
    Original Pool Balance	                                 			1,066,816,806.33
    Pool Factor	                                                  			61.70346%

    Class A Certificate Balance
   	Beginning Class A Certificate Balance	                    		669,664,866.41
   	Class A Principal Distribution to Class A Distribution
                        Account                                 	31,149,915.65
                                                             -----------------
   	Ending Class A Certificate Balance	                       		638,514,950.76
    Original Class A Certificate Balance			                  	1,034,812,302.14
    Class A Pool Factor 		                                         		61.70346%

    Class B Certificate Balance
   	Beginning Class B Certificate Balance	                     		20,711,284.53
   	Class B Principal Distribution to Class B Distribution
                          Account			                                963,399.45
                                                             -----------------
   	Ending Class B Certificate Balance	                        		19,747,885.08
    Original Class B Certificate Balance			                     	32,004,504.19
    Class B Pool Factor 		                                         		61.70346%

    Class A Pass-Through Rate		                                      		5.8500%
    Class B Pass-Through Rate			                                      	6.0000%

    Class A Percentage	                                            			97.0000%
    Class B Percentage	                                             			3.0000%

    Available Interest
   	Collections and Liquidation Proceeds allocable to interest		 	5,997,633.96
   	Recoveries		                                                   	100,198.59
   	Purchase Amount allocable to Interest	                              		0.00
                                                                --------------
  		Total Interest Collections	                                  	6,097,832.55
   	Advances for the related Distribution Date                   			980,426.27
   	Less:  Outstanding Advances to be reimbursed		                 	960,708.64
                                                                --------------
  		Total Available Interest		                                    6,117,550.18

    Available Principal
   	Collections and Liquidation Proceeds allocable to Principal		31,118,330.40
   	Purchase Amount allocable to Principal		                             	0.00
                                                                --------------
     		Total Available Principal		                               31,118,330.40

    Deposit to Certificate Account
   	Available Interest                                         			6,117,550.18
   	Available Principal                                       			31,118,330.40
   	Withdrawal from Reserve Account			                                    0.00
   	Less:  Basic Servicing Fee to be withheld from Collections		   	575,313.46
                                                               ---------------
  		Net Deposit to Certificate Account	                         	36,660,567.12

  Class A Interest Distribution
   	Class A Monthly Interest		                                   	3,264,616.22
	   Class A Interest Carryover Shortfall	                               		0.00
                                                                ---------------
       		Total		                                                  3,264,616.22

  Class B Interest Distribution
	   Class B Monthly Interest		                                     	103,556.42
   	Class B Interest Carryover Shortfall	                               		0.00
                                                                   -----------
      		Total	                                                     	103,556.42

  Class A Principal Distribution
   	Class A Monthly Principal		                                 	31,149,915.65
   	Class A Principal Carryover Shortfall from the preceding
                    Distribution Date	                                  		0.00
                                                                  ------------
     		Total                                                   		31,149,915.65

  Class B Principal Distribution
   	Class B Monthly Principal			963,399.45
   	Class B Principal Carryover Shortfall from the preceding
                    Distribution Date	                                  		0.00

		Total		963,399.45

Basic Servicing Fee (inc. unpaid amount from prior periods)		      	575,313.46

  Distributions to the extent of Available Interest and Available
  Reserve Amount	(and Class B Percentage of Available Principal
  with respect to Class A Interest Distribution)
     	Unpaid Basic Servicing Fee to Servicer		                     	575,313.46
     	Class A Interest Distribution to Class A Distribution
                           Account		                             	3,264,616.22
     	Class B Interest Distribution to Class B Distribution
                           Account		                               	103,556.42

  Distributions of Available Principal, Remaining Available Interest
                 and Remaining Available Reserve Amount
    	Class A Principal Distribution to Class A Distribution
                         Account		                              	31,149,915.65
    	Class B Principal Distribution to Class B Distribution
                         Account		                                 	963,399.45
    	To Reserve Account up to Specified Reserve Account Balance        			0.00
    	Any Remaining Amounts to Sellers                          			1,179,079.38

  Specified Reserve Account Balance
    	Greater of:
    	(a) Reserve percentage applicable			                                4.00%
  	      Pool Balance on last day of Collection Period times
                     reserve percentage applicable	            		26,330,513.43
    	(b) Lesser of: Deposit from Available Interest and
                    Available Principal
       		(i)  floor amount stated or		                           13,335,210.08
       		(ii) Pool Balance on last day of Collection Period plus
               interest through Scheduled Distribution Date	   	915,017,740.97
    	Specified Reserve Account Balance			                        26,330,513.43

  Reserve Account
     Beginning Balance		                                        	27,615,046.04
     Deposit from Available Interest and Available Principal			           0.00
    	Investment Earnings			                                         113,497.10
    	Less:  Withdrawal from Reserve Account and deposit to
                 Certificate Account to cover:
		               Accrued and unpaid Basic Servicing Fees		                0.00
               		Amounts to be distributed to Certificateholders'	       	0.00
               		Reimb. to Servicer for Outstanding Advances
                    associated with Defaulted Accounts		             57,589.98
    	Less: Withdrawal by Sellers of Excess of Reserve Account
             Balance Over Specified Reserve Account Balance			    1,226,942.63
    	Less:  Withdrawal of Investment Earnings by Servicer		        	113,497.10
                                                                --------------
    	Ending Balance		                                           	26,330,513.43
				                                                            ==============
  Available Reserve Account Balance		                          		26,330,513.43

  Realized Losses			                                               	994,984.70
  Net Loss Ratio (annualized)
     	For the current Collection Period	                               		1.59%
     	For the preceding Collection Period                             			1.45%
     	For the second preceding Collection Period			                      0.98%
  Average Net Loss Ratio (Specified Reserve Account Balance
             increases if greater than 1.50%)			                        	1.34%

  Delinquency Analysis
    	Number of Loans
		      30 to 59 days past due                                         		1,368
   		   60 to 89 days past due 		                                          262
   		   90 or more days past due 	                                        	277
                                                                     ---------
  		Total                                                              		1,907

	    Principal Balance
		      30 to 59 days past due 	                                	14,107,303.94
   		   60 to 89 days past due                                  		2,905,066.10
   		   90 or more days past due 		                               3,112,027.23
                                                               ---------------
 		Total	                                                       	20,124,397.27

  Delinquency Ratio
    	For the current Collection Period	                                		0.91%
    	For the preceding Collection Period			                              0.84%
    	For the second preceding Collection Period			                       0.79%
  Average Delinquency Ratio (Specified Reserve Account Balance
                increases if greater than 1.25%)                     				0.85%

  Collateral Repossessed and Held by the Trust
     	Number	                                                            		214
     	Principal Balance                                        			2,465,286.19

  Weighted Average Computations
 	Weighted Average Coupon	                                         		10.50370%
 	Weighted Average Original Term		                                      	59.37
 	Weighted Average Remaining Term		                                     	38.55
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